SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 1997



                        MAIN STREET AND MAIN INCORPORATED
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


         DELAWARE                   33-27611-NY                  11-2948370
--------------------------------------------------------------------------------
(State or other jurisdiction    Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


5050 North 40th Street, Suite 200, Phoenix, Arizona                85018
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (602) 852-9000

Item 2.  Acquisition or Disposition of Assets



On January 16, 1997, Main Street and Main Incorporated (Registrant) through its subsidiary, Main Street California II, sold the rights, title and interest in five restaurants to CNL California (buyer) for $10,575,000 in cash. A subsidiary of the Registrant entered into a Management Agreement and Master Incentive Management Agreement with the buyer to manage the restaurants. This transaction will result in a gain before taxes of approximately $1,800,000 in the first quarter of 1997. $8,000,000 of the proceeds of the sale were used to reduce the credit facility with the Registrant's primary lander with the balance to be used for working capital purposes.

The Buyer is a Florida Limited Partnership affiliated with the CNL Group which has previously entered into a joint venture and management agreement with a subsidiary of the Registrant relative to the operation of three TGI Friday's restaurants in Louisiana and one to be developed in El Paso, Texas.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired
         -----------------------------------------

                   Not Applicable


(b)      Pro Forma Financial Information
         -------------------------------

                  Pro Forma  Balance  Sheet for the period ended  September  30,
                   1996.

                  Pro Forma  Statement of  Operations  for the nine months ended
                   September 30, 1996.

                  Pro Forma  Statement of Operations  for the  fiscal year ended
                   December 25, 1995.

                  Notes to Pro Forma Financial Statements.

(c)      Exhibits
         --------

                  10(a)    Asset  Conveyance   Agreement  among  CNL  California
                           Restaurants, LTD., Main St. California, Inc. and Registrant.

                  10(b)    Stock   Purchase   Agreement   among  CNL  California
                           Restaurants, LTD., Main St. California, Inc. and Registrant.

                  10(c)    Form  of  Management   Agreement   between  Main  St.
                           California II, Inc. and Main St. California, Inc., a wholly owned subsidiary of Registrant.

                  10(d)    Master   Incentive   Agreements   between   Main  St.
                           California II, Inc. and Main St. California, Inc., a wholly owned subsidiary of Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              MAIN STREET AND MAIN INCORPORATED



Date:January 31, 1997         By:/s/ Mark C. Walker
     ----------------            -----------------------------------------------
                              Mark C. Walker
                              Chief Financial Officer, Secretary and Treasurer

                        MAIN STREET AND MAIN INCORPORATED
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (In Thousands)
                                   (Unaudited)

                                                                                          Pro Forma
                                                                              ----------------------------------
                                                 September 30, 1996           Adjustments              Adjusted
                                                 ------------------           -----------              --------
ASSETS
Current Assets:
       Cash and cash equivalents                      $     3,695             $     2,540 (a)        $     6,235
       Accounts receivable, net                             1,325                      --                  1,325
       Inventories                                          1,495                    (177)(b)              1,318
       Prepaid expenses                                       356                      --                    356
                                                      -----------             -----------            -----------
                 Total current assets                       6,871                   2,363                  9,234

Property and equipment, net                                45,691                  (4,616)(b)             41,075

Other assets, net                                           5,806                      --                  5,806
Franchise costs, net                                       22,229                  (4,153)(c)             18,076
Notes receivable, net                                       1,250                     ---                  1,250
                                                      -----------             -----------            -----------
                                                      $    81,847             $    (6,406)          $     75,441
                                                      ===========             ============           ===========

LIABILITIES AND STOCKHOLDERS'
EQUITY
Current Liabilities:
       Current portion of long-term debt              $     5,245             $       ---            $     5,245
       Accounts payable                                     2,904                     ---                  2,904
       Other accrued liabilities                            8,508                     ---                  8,508
                                                      -----------             -----------            -----------
                 Total current liabilities                 16,657                     ---                 16,657
                                                      -----------             -----------            -----------

Long-term debt, net of current portion                     31,363                  (8,000)(d)              23,363
                                                      -----------             -----------            -----------

Other liabilities and deferred credits                      2,662                   1,594 (b)(e)           4,256
                                                      -----------             -----------            -----------

Commitments and contingencies

Stockholders' Equity
       Common stock, $.001 par value,
        40,000,000 shares authorized;
        8,451,825 shares  issued and
        outstanding                                             8                     ---                      8
       Additional paid-in capital                          41,205                     ---                 41,205
       Accumulated deficit                                (10,048)                    ---                (10,048)
                                                      -----------             -----------            -----------
                                                           31,165                     ---                 31,165
                                                      -----------             -----------            -----------
                                                      $    81,847             $    (6,406)           $    75,441
                                                      ===========             ===========            ===========

          The accompanying notes are an integral part of this unaudited pro forma consolidated balance sheet

                        MAIN STREET AND MAIN INCORPORATED
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1996
                                   (Unaudited)
                    (In Thousands, Except Per Share Amounts)

                                                                                       Pro Forma
                                                                            --------------------------------
                                                     As Reported            Adjustments            Adjusted
                                                     -----------            -----------            --------

Revenue                                              $    93,557            $   (12,299)(f)       $    81,258
                                                     -----------            -----------           -----------

Restaurant Operating Expenses:
    Cost of sales                                         26,744                 (3,479)(f)            23,265
    Payroll and benefits                                  29,192                 (3,818)(f)            25,374
    Depreciation and amortization                          3,360                   (399)(f)             2,961
    Other operating expenses                              27,523                 (3,480)(f)            24,043
                                                     -----------            -----------           -----------
       Total restaurant operating expenses                86,819                (11,176)               75,643
                                                     -----------            -----------           -----------

Income from restaurant operations                          6,738                 (1,123)                5,615

    Depreciation and amortization                          1,087                   (106)(g)               981
    General and administrative expenses                    2,918                    ---                 2,918
    Management fee income                                    ---                   (390)(h)             (390)
     Restructuring charge                                  7,448                    ---                 7,448
                                                     -----------            -----------           -----------

    Operating loss                                        (4,715)                  (627)               (5,342)

    Interest expense, net                                  2,381                   (513)(i)             1,868
                                                     -----------            -----------           -----------


       Net loss before taxes                              (7,096)                  (114)               (7,210)

       Income tax expense                                    ---                    ---                   ---
                                                     -----------            -----------           -----------

          Net loss                                   $    (7,096)           $      (114)          $    (7,210)
                                                     ===========            ===========           ===========


Net Loss Per Share                                   $     (0.89)           $     (0.01)        $       (0.90)
                                                     ===========            ===========           ===========


Weighted average shares outstanding                        7,995                  7,995                 7,995
                                                     ===========            ===========           ===========

     The accompanying notes are an integral part of this unaudited pro forma consolidated statement of operations.

                        MAIN STREET AND MAIN INCORPORATED
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   For the Fiscal Year Ended December 25, 1995
                                   (Unaudited)
                    (In Thousands, Except Per Share Amounts)

                                                                                         Pro Forma
                                                                            ---------------------------------
                                                     As Reported             Adjustments             Adjusted
                                                     -----------             -----------             --------

Revenue                                              $   119,508            $   (16,024)(f)       $   103,484
                                                     -----------            -----------           -----------


Restaurant Operating Expenses:
    Cost of sales                                         34,005                 (4,587)(f)            29,418
    Payroll and benefits                                  36,769                 (4,891)(f)            31,878
    Depreciation and amortization                          4,353                   (522)(f)             3,831
    Other operating expenses                              35,250                 (4,672)(f)            30,578
                                                     -----------            -----------           -----------
       Total restaurant operating expenses               110,377                (14,672)               95,705
                                                     -----------            -----------           -----------

Income from restaurant operations                          9,131                 (1,352)                7,779

    Depreciation and amortization                          1,331                   (140)(g)             1,191
    General and administrative expenses                    4,410                    ---                 4,410
                                                                                                        1,087
      Management fee income                                  ---                   (459)(h)              (459)
                                                     -----------            -----------           -----------

Operating income (loss)                                    3,390                   (753)                2,637

    Interest expense, net                                  4,424                   (684)(i)             3,740
                                                     -----------            -----------           -----------

       Net loss before taxes                              (1,034)                   (69)               (1,103)

       Income tax expense                                    ---                    ---                   ---
                                                     -----------            -----------           -----------

          Net loss                                   $    (1,034)            $      (69)          $    (1,103)
                                                     ===========             ==========           ===========

Net Loss Per Share                                   $     (0.22)               $ (0.02)          $     (0.24)
                                                     ===========             ==========           ===========

Weighted average shares outstanding                        4,621                  4,621                 4,621
                                                     ===========             ==========           ===========

     The accompanying notes are an integral part of this unaudited pro forma consolidated statement of operations

                        MAIN STREET AND MAIN INCORPORATED
                     Notes to Pro Forma Financial Statements

1.       General

Main Street and Main Incorporated (the Company) is engaged in the business of acquiring, developing and operating restaurants. The Company currently owns 38 T.G.I. Friday's restaurants and one Front Row Sports Grill, and operates eight T.G.I. Friday's restaurants under management agreements.

On January 16, 1997, the Company sold five of its T.G.I. Friday's restaurants in the San Francisco, California area and will continue to operate them under a management agreement. The accompanying unaudited pro forma balance sheet includes the Company's most recently filed balance sheet (as of September 30, 1996) and is presented as though the disposition had taken place as of September 30, 1996.

The accompanying unaudited pro forma statements of operations for the year ended December 25, 1995 and the nine months ended September 30, 1996 include the historical information of the Company and are presented as though the disposition had taken place as of the beginning of these periods.

Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations, although management of the Company believes that the disclosures are adequate to make the information presented not misleading. For a complete description of the accounting policies, see the Company's Form 10-K filing for the year ended December 25, 1995.

2.       Pro Forma Adjustments

The historical balance sheet in the accompanying unaudited pro forma balance sheet has been adjusted for the following items:

         (a)      Net cash received from the sale
         (b) Inventory, property and equipment, and certain accrued liability balances as of September 30, 1996 related to the five restaurants sold
         (c)      Franchise licenses cost allocated to the five restaurants sold
         (d)      Payment of $8 million of long term debt
         (e)      Deferred gain of approximately $1.8 million

The historical operating results in the accompanying unaudited pro forma statements of operation have been adjusted for the following items:

         (f) Revenue and restaurant operating expenses related to the five restaurants sold
         (g) Amortization of franchise licenses costs allocated to the five restaurants sold
         (h) Management fee income to be derived from operating the five restaurants sold pursuant to Management and Master Incentive Agreements
         (i)      Interest savings from the reduction of long term debt
                                      F-4